                                  EXHIBIT 10.1

                              SETTLEMENT AGREEMENT
                                      AMONG
                                 HEATH ELLINGHAM
                                   ZHI-YONG MA
                          ANGIOCURE TECHNOLOGIES, INC.
                         M-I VASCULAR INNOVATIONS, INC.
                             MIVI TECHNOLOGIES INC.
                                DBS HOLDINGS INC.
                                 JAMES DAVIDSON
                           NEW PARADIGM CAPITAL, LTD.
                              ISAIAH CAPITAL TRUST
                           LINDSAY CAPITAL CORPORATION
                                  PETER JENSEN
                                  ALLAN LINDSAY
                                  DEVLIN JENSEN
                           DR. ROBERT IAN GORDON BROWN
                                       AND
                              PEDRO MARCOS TOSETTI

                                TABLE OF CONTENTS
  1.     INTERPRETATION.......................................................3
         1.1      Definitions.................................................3
         1.2      Interpretation..............................................3
         1.3      Schedules...................................................4
  2.     OBLIGATIONS OF THE PARTIES...........................................4
         2.1      Obligations of the Parties..................................4
  3.     COVENANTS............................................................7
         3.1      Covenants of Ellingham......................................7
         3.2      Covenants of the Ma Group...................................7
         3.3      Covenants of M-I............................................8
         3.4      Covenants of DBS............................................9
         3.5      Covenants of Other Parties.................................10
  4.     REPRESENTATIONS AND WARRANTIES......................................11
         4.1      Representations and Warranties of M-I......................11
         4.2      Representations and Warranties of DBS......................13
         4.3      Representations and Warranties of the Ma Group.............15
         4.4      Representations and Warranties of Other Parties............16
  5.     SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES...............17
         5.1      Survival of Covenants, Representations and Warranties......17
  6.     GENERAL.............................................................17
         6.1      Cooperation................................................17
         6.2      Costs......................................................17
         6.3      Counterparts/Facsimile.....................................18
         6.4      Drafting...................................................18
         6.5      Entire Agreement...........................................18
         6.6      Enurement..................................................18
         6.7      Further Assurances.........................................18
         6.8      Governing Law..............................................18
         6.9      Headings...................................................19
         6.10     Notices....................................................19
         6.11     Severability...............................................21
         6.12     Time of the Essence........................................21
         6.13     Waiver.....................................................21
         6.14     Legal and Tax Advice.......................................22
SCHEDULE "A" Option Agreement.................................................1
SCHEDULE "B" Escrow Agreement.................................................1
SCHEDULE "C" Mutual Release of All Claims.....................................1
SCHEDULE "D" Consent Dismissal Order..........................................1
SCHEDULE "E" Voting Agreement.................................................1
SCHEDULE "F" Description of Outstanding M-I Securities
         (SEE ATTACHED spreadsheets FOR DETAILS)..............................1
SCHEDULE "G" Description of Outstanding DBS Securities
         (SEE ATTACHED spreadsheet FOR DETAILS)...............................1

                              SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT is dated and made effective the 14th day of September, 2001.

AMONG:

         HEATH ELLINGHAM, a businessman having an address at 7919 Woodland Drive, Burnaby, B.C., V5A 4C5

         ("ELLINGHAM")

AND:

         ANGIOCURE TECHNOLOGIES, INC. ("ANGIOCURE"), a company incorporated under the laws of the Province of British Columbia, and ZHI-YONG MA ALSO KNOWN AS JOHN MA ("JOHN MA"), both c/o of #2600 - 700 West Georgia Street, Vancouver, B.C., V7Y 1B3

         (collectively, the "MA GROUP")

AND:

         M-I VASCULAR INNOVATIONS, INC., a corporation duly incorporated under the laws of the State of Delaware, and MIVI TECHNOLOGIES INC., a corporation incorporated under the laws of the Yukon Territory and extra-provincially registered in the Province of British Columbia, both having an office at Suite 1260, 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2

         (collectively, "M-I" unless the context otherwise requires)

AND:

         DBS HOLDINGS INC., a corporation duly incorporated under the laws of the State of Nevada, having an office at 1-8765 Ash Street, Vancouver, British Columbia V6P 6T3

         ("DBS")

AND:

         JAMES DAVIDSON, of 108 Alfred Street, Alexandria, Virginia, U.S.A., NEW PARADIGM CAPITAL, LTD., a company incorporated under the laws of Bermuda with an address for service c/o Waterstreet Corporate Services Ltd., 27 Reid Street, Hamilton HM11, Bermuda, ISAIAH CAPITAL TRUST, a trust established under the laws of Jersey with an address for service c/o Insinger Trust (Jersey) Limited, 28-30 The Parade, St. Helier, Jersey, Channel Islands, LINDSAY CAPITAL CORPORATION a company incorporated under the

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                                      -2-

         laws of Liberia with an address for service c/o Insinger Trust (Jersey) Limited, 28-30 The Parade, St. Helier, Jersey, Channel Islands and PETER JENSEN, of #2550 - 555 West Hastings Street, Vancouver, B.C.

         (collectively, the "FOUNDING SHAREHOLDERS")

AND:

         ALLAN LINDSAY, of 1260-999 West Hastings Street, Vancouver, B.C.

         ("A. LINDSAY")

AND:

         DEVLIN JENSEN, Barristers and Solicitors, of #2550 - 555 West Hastings Street, Vancouver, B.C.

         ("DEVLIN JENSEN")

         DR. ROBERT IAN GORDON BROWN, of
         245 East Columbia Street, Suite 102, New Westminster, B.C.

         ("BROWN")

         PEDRO MARCOS TOSETTI also known as KITO TOSETTI, of Unit 80, 3031 Williams Road, Richmond, B.C.

         ("TOSETTI")

WHEREAS:

A. John Ma, Angiocure, M-I, the Founding Shareholders, A. Lindsay, Devlin Jensen, Brown and Tosetti were involved as parties in British Columbia Supreme Court Action No. S006055, Vancouver Registry (the "LEGAL ACTION"); and

B. The parties hereto have reached agreement on the terms and conditions set out herein for the settlement of the Legal Action;


                  NOW THEREFORE in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties to this Agreement covenant and agree with each other as follows:

1.       INTERPRETATION

1.1      DEFINITIONS.

         Where used in this Agreement, the following words and terms will have the meanings indicated below:

     (a) "AFFILIATE" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the company in question, including without limitation, directors and principal officers of the company in question;

     (b) "AGREEMENT" means this agreement and any Schedules thereto;

     (c) "CONTRACT" means any agreement, indenture, contract, lease, deed of trust, license, option, instrument or other commitment, whether written or oral;

     (d) "DBS SHARES" means common shares in the capital stock of DBS;

     (e) "MA SHARES" means, at a particular time, whichever of the Ma M-I Shares (as hereinafter defined) or the Ma DBS Shares (as hereinafter defined) is issued and outstanding and registered in the name of Zhi-Yong John Ma;

     (f) "MA STENT" means the single-wire clip stent as described by United States patent application serial no. 09/188,144 (in the form of such application as at September 9, 1999); and

     (g) "M-I SHARES" means common shares in the capital stock of M-I.

1.2      INTERPRETATION.

         For purposes of this Agreement, except as otherwise expressly provided:

     (a) all references in this Agreement to a designated "Section" is to the designated Section and the subsections or subdivisions thereof;

     (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision or Schedule;

     (c) the word "including", when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather is to be construed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

     (d) all accounting terms not otherwise defined have the meanings assigned to them in accordance with Canadian generally accepted accounting principles;

     (e) all references to currency are deemed to mean lawful money of the Canada (unless expressed to be in some other currency) and all amounts to be calculated or paid pursuant to this Agreement are to be calculated in lawful money of the Canada and to be paid by bank draft or certified solicitor's trust account cheque drawn upon a Canadian chartered bank payable at par in Vancouver, British Columbia;

     (f) any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulations;

     (g) any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity;

     (h) words imparting the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa; and

     (i) any action to be taken pursuant to this Agreement on a day which is not a business day will be taken on the next succeeding business day.

1.3      SCHEDULES.

                  The documents attached to this Agreement and referred to herein are hereby incorporated into and made a part of this Agreement, but the contractual effect of such documents will be determined and limited entirely by the references to such documents contained in the main body of this Agreement.

2.       OBLIGATIONS OF THE PARTIES

2.1      OBLIGATIONS OF THE PARTIES.

         The parties each covenant and agree, as applicable, as follows:

     (a) Exchange of M-I Shares. M-I and DBS will take all necessary steps to effect the conversion or exchange of all of the 3,392,399 M-I Shares currently owned by John Ma (the "MA M-I SHARES") to DBS Shares on a one-for-one basis (as may be adjusted under the terms of the agreements governing such exchange) (the "MA DBS SHARES") as soon as practicable in compliance with all applicable corporate, securities and other laws. M-I and DBS acknowledge that such steps may include, without limitation, the seeking of one or more discretionary orders from one or more regulatory authorities and the preparation and delivery of a takeover bid circular. John Ma agrees to take all steps and acts reasonably requested by either M-I or DBS to cause such conversion or exchange to be completed following the necessary actions of M-I. The obligation of M-I and

         DBS to effect the conversion or exchange of the Ma M-I Shares to the Ma DBS Shares will continue irrespective of whether or not Ellingham makes the Initial Payment (as hereinafter defined) or whether or not Ellingham exercises the Option (as hereinafter defined). M-I, DBS and all other parties to this Agreement agree that such conversion or exchange may be enforced by John Ma by an order for specific performance, subject to compliance with all applicable corporate, securities and other laws. M-I, DBS and all other parties to this Agreement agree that such conversion or exchange may be enforced by Ellingham or his assignee, as the case may be, by an order for specific performance, subject to compliance with all applicable corporate, securities and other laws. The Ma M-I Shares are, and the Ma DBS shares will be, "restricted securities" as defined in Rule 144 ("RULE 144") promulgated under the U.S. Securities Act of 1933, as amended, and as such are subject to the holding period and other restrictions imposed by Rule 144, which holding period will recommence upon exchange of the Ma M-I Shares for the Ma DBS Shares.

     (b) Option to Purchase. John Ma and Ellingham will execute that form of the agreement (the "OPTION AGREEMENT") attached as Schedule "A" hereto concurrent with the execution of this Agreement pursuant to which John Ma will grant to Ellingham or his nominee an option (the "OPTION") to purchase all or a portion of the Ma Shares upon the terms and conditions contained in the Option Agreement.

     (c) Initial Payment. Ellingham or his nominee will pay $200,000 (the "INITIAL PAYMENT") to Farris, Vaughan, Wills and Murphy in trust for John Ma or his nominee on or before the date hereof. The Initial Payment will be credited towards the partial exercise of the Option for 200,000 of the Ma Shares at a price of Cdn. $1.00 per share, which will be likewise held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined).

     (d) Escrow Agreement. John Ma, Angiocure, M-I, DBS, the Founding Shareholders, Ellingham and Pacific Corporate Trust Company will execute that form of agreement (the "ESCROW AGREEMENT") attached as Schedule "B" hereto concurrent with the execution of this Agreement.

     (e) Standstill. All parties will suspend the Legal Action and all other legal proceedings, whether commenced yet or not, respecting the subject matter of this Settlement Agreement until the earlier of December 22, 2001 (unless extended in accordance with the Option Agreement) and the termination of the Escrow Agreement.

     (f) Mutual Release and Consent Dismissal Order. The parties to this Agreement will execute the forms of Mutual Release and Consent Dismissal Order attached as Schedules "C" and "D", respectively, hereto concurrent with the execution of this Agreement.

     (g) Voting Agreement. John Ma, M-I, DBS and Ellingham will execute the form of Voting Agreement attached as Schedule "E" hereto concurrent with the execution of this Agreement.

     (h) Equal Treatment. The parties agree that, until the earlier of December 22, 2001 (unless extended in accordance with the Option Agreement but in any event not later than January 22, 2002) and the date that Ellingham or his nominee has fully exercised all of the Option and made full payment thereunder:

         (i) none of the parties will do anything to affect the restrictions on the sale of M-I Shares or the DBS Shares to be issued in exchange for the M-I Shares, unless such act is done to reduce such restrictions for the benefit of all parties holding such shares and such act is communicated to all other parties promptly; and

         (ii) in the event that any of the DBS Shares owned by a party to this Agreement other than the Ma DBS Shares held under the Escrow Agreement are to receive a reduction in their resale restrictions through the efforts of one or more of the parties, the parties agree that the then current holder of the Ma DBS Shares or John Ma or Ellingham or his assignee, as the case may be, will be given immediate notice of this proposed result and the parties will not take the benefit of such reduction unless the Ma M-I Shares have been exchanged for the Ma DBS Shares in accordance with the
              Section 2.1(a) hereof and the then current holder of the Ma DBS Shares or John Ma or Ellingham or his assignee, as the case may be, is provided with a like reduction in the resale restrictions pertaining to the Ma DBS Shares, subject to applicable corporate, securities and other laws and regulations.

     (i) Transactions Requiring Consent of John Ma. The parties agree that, until the earlier of December 22, 2001 (unless extended in accordance with the Option Agreement but in any event not later than January 22,
         2002) and the date that Ellingham or his nominee has fully exercised all of the Option and made full payment thereunder, none of the following matters may be undertaken unless such matters first have been fully disclosed in writing to, and have received the consent in writing of the Ma Group, such consent not to be unreasonably withheld:

         (i) the sale, lease, exchange, transfer, mortgage, pledge or disposition of all or substantially all of the assets and undertaking of DBS or any of its Affiliates or other investments;

         (ii) any transaction out of the normal and ordinary course of the business and affairs of DBS or M-I; or

         (iii) any proposal or resolution to dissolve, liquidate or wind up DBS or M-I or to have either corporation declared or acknowledged, insolvent or bankrupt, or to otherwise make or suffer a general assignment for the benefit of creditors.

     (j) Termination of Non-Competition Restriction. The parties agree that the obligation of John Ma and Angiocure, if any, not to compete against M-I or any related party or its Affiliates is hereby waived and terminated absolutely, irrevocably and in perpetuity, irrespective of whether the Option is exercised in its entirety by Ellingham or his nominee or any other event occurring or not occurring. This provision will survive any termination of this Agreement.

3.       COVENANTS

3.1      COVENANTS OF ELLINGHAM.

                  In addition to any of his covenants appearing elsewhere in this Agreement, Ellingham covenants and agrees to execute all documents, papers and records, and do all other acts necessary or appropriate, to fully accomplish the transactions described herein and to fully effectuate the intent of the parties with respect to the subject matter hereof.

3.2      COVENANTS OF THE MA GROUP.

         In addition to any of his or its covenants appearing elsewhere in this Agreement, John Ma covenants and agrees (as applicable) as follows:

     (a) Authority. John Ma and Angiocure will execute all documents, papers and records, and do all other acts necessary or appropriate, to fully accomplish the transactions described herein and to fully effectuate the intent of the parties with respect to the subject matter hereof.

     (b) Title to Assets. John Ma and Angiocure each covenant and represent that any and all right, title and interest in the Ma Stent and intellectual property and technology associated therewith or derived therefrom have been fully and completely conveyed by John Ma and Angiocure to M-I, John Ma has absolutely no interest therein and John Ma will make no claim thereto, provided that if Ellingham or his nominee has not fully exercised the Option, John Ma and Angiocure will have the right to seek payment of the royalties contemplated by the Share Purchase Agreement dated January 19, 1999 between M-I and John Ma.

     (c) Withdrawal of Complaint to British Columbia Securities Commission. John Ma and Angiocure each covenant that they will request the complaint , (the "BCSC COMPLAINT") lodged by them with the British Columbia Securities Commission regarding the share exchange of the DBS Shares for the M-I Shares to be withdrawn within three business days of the date of execution of this Agreement, will provide to the other parties written confirmation of such request (together with copies of all documentation with respect to the BCSC Complaint) within three business days of the date of execution of this Agreement and will not take any further action with respect to the BCSC Complaint, or make any other complaint to, or take any other action with, the BCSC or any other regulatory authority respecting the subject matter of this Settlement Agreement until the earlier of December 22, 2001 (unless extended in accordance with the Option Agreement) and the termination of the Escrow Agreement.

3.3      COVENANTS OF M-I.

         In addition to any of its covenants appearing elsewhere in this Agreement, M-I covenants and agrees as follows:

     (a) Authority. M-I will execute all documents, papers and records, and do all other acts necessary or appropriate, to fully accomplish the transactions described herein and to fully effectuate the intent of the parties with respect to the subject matter hereof.

     (b) Shareholder Rights. M-I acknowledges that, aside from any right to vote the Ma M-I Shares while the Voting Agreement is in force, John Ma retains all rights as the holder of the Ma M-I Shares including, without limitation, the right to receive dividends and any information delivered from time to time by M-I to its shareholders.

     (c) Removal of Legend. Upon delivery to M-I of certificates representing Ma M-I Shares bearing a Rule 144 or Regulation S (as hereinafter defined) legend, M-I shall, in exchange therefor, issue or cause to be issued to the then holder of the Ma M-I Shares a certificate without a legend representing that number of Ma M-I Shares which shall be considered "unrestricted securities" for the purposes of Rule 144 at such time as those securities become "unrestricted" and in that regard and at the same time M-I shall issue or cause to be issued a certificate with the appropriate legend to that same holder representing those shares which will continue to be considered "restricted securities" for the purposes of Rule 144.

     (d) Regulation S After Escrow Agreement. In the event that the then holder of the M-I Shares, or any portion thereof, desires to transfer those shares at a time after the termination of the Escrow Agreement when those shares are still prohibited from transfer into the United States of America because of the transfer restrictions specified by the provisions of Regulation S ("REGULATION S") promulgated under the U.S. Securities Act of 1933, as amended, upon the receipt by M-I of an a declaration by that holder, in such form reasonably satisfactory to M-I or its counsel, that those shares will be transferred only to a non U.
         S. person in a transaction permitted by the provisions of Regulation S;; M-I shall take any and all reasonable action necessary or appropriate to cause such transfer to occur on a timely basis, including, without limitation, authorizing, empowering and instructing its counsel or, if instead requested by the holder, assisting counsel appointed by the holder, to prepare and deliver to M-I's transfer agent, if any, an opinion of such counsel, if required by such transfer agent, based on verifiable and demonstrable facts, which such counsel has reasonable grounds to believe and does, in fact, believe to be true, opining that such transaction will not be required to be registered and a prospectus delivered pursuant to the provisions of the Securities Act of 1933, as amended, pursuant to an exemption from such registration and prospectus delivery requirements, provided that if such counsel can not in good faith, confirm through no fault of its own, after having made all reasonable efforts, that such transaction is exempt from such registration and prospectus delivery requirements, such counsel will not be obligated to provide such opinion and neither M-I nor its counsel (if used) shall have any liability to such holder for the failure to deliver such opinion and further provided that the holder shall deliver to M-I with such declaration referred to above the sum of US$1,000 to pay for the cost of such opinion if it is to be prepared by M-I's counsel, (if such opinion is not required, M-I will return such amount to the holder); provided, however, that as a condition precedent to any such action by M-I, M-I shall, or shall instruct its transfer agent, if any, to, cause to be imprinted on the certificate representing those shares the appropriate legend specifying that those shares may not be transferred in a transaction which would cause those shares to be transferred to or for the account of a U.S person (as that term is defined by the provisions of Regulation S) or transferred into the United States until permitted by the provisions of Regulation S and further provided that if M-I determines, based on verifiable and demonstrable facts, which management of M-I has reasonable grounds to believe and does, in fact, believe to be true, that such transaction would be required to be registered and a prospectus delivered pursuant to the provisions of the Securities Act of 1933, as amended, and that no exemption from such registration and prospectus delivery requirements would be available, M-I may take any and all action necessary or appropriate to prevent such transfer from occurring, including, without limitation, instructing M-I's transfer agent, if any, to stop the transfer of those shares.

3.4      COVENANTS OF DBS.

         In addition to any of its covenants appearing elsewhere in this Agreement, DBS covenants and agrees as follows:

     (a) Authority. DBS will execute all documents, papers and records, and do all other acts necessary or appropriate, to fully accomplish the transactions described herein and to fully effectuate the intent of the parties with respect to the subject matter hereof.

     (b) Shareholder Rights. DBS acknowledges that, aside from any right to vote the Ma M-I Shares while the Voting Agreement is in force, John Ma retains all rights as the holder of the Ma DBS Shares including, without limitation, the right to receive dividends and any information delivered from time to time by DBS to its shareholders.

     (c) Removal of Legend. Upon delivery to DBS of certificates representing Ma DBS Shares bearing a Rule 144 or Regulation S legend, DBS shall, in exchange therefor, issue or cause to be issued to the then holder of the Ma DBS Shares a certificate without a legend representing that number of Ma DBS Shares which shall be considered "unrestricted securities" for the purposes of Rule 144 at such time as those securities become "unrestricted" and in that regard and at the same time DBS shall issue or cause to be issued a certificate with the appropriate legend to that same holder representing those shares which will continue to be considered "restricted securities" for the purposes of Rule 144.

     (d) Regulation S After Escrow Agreement. In the event that the then holder of the DBS Shares, or any portion thereof, desires to transfer those shares at a time after the termination of the Escrow Agreement when those shares are still prohibited from transfer into the United States of America because of the transfer restrictions specified by the provisions of Regulation S ("REGULATION S") promulgated under the U.S. Securities Act of 1933, as amended, upon the receipt by DBS of an a declaration by that holder, in such form reasonably satisfactory to DBS or its counsel, that those shares will be transferred only to a non U.
         S. person in a transaction permitted by the provisions of Regulation S; DBS shall take any and all reasonable action necessary or appropriate to cause such transfer to occur on a timely basis, including, without limitation, authorizing, empowering and instructing its counsel or, if instead requested by the holder, assisting counsel appointed by the holder, to prepare and deliver to DBS' transfer agent, if any, an opinion of such counsel, if required by such transfer agent, based on verifiable and demonstrable facts, which such counsel has reasonable grounds to believe and does, in fact, believe to be true, opining that such transaction will not be required to be registered and a prospectus delivered pursuant to the provisions of the Securities Act of 1933, as amended, pursuant to an exemption from such registration and prospectus delivery requirements, provided that if such counsel can not in good faith, confirm through no fault of its own, after having made all reasonable efforts, that such transaction is exempt from such registration and prospectus delivery requirements, such counsel will not be obligated to provide such opinion and neither DBS nor its counsel (if used) shall have any liability to such holder for the failure to deliver such opinion and further provided that the holder shall deliver to DBS with such declaration referred to above the sum of US$1,000 to pay for the cost of such opinion if it is to be prepared by DBS' counsel, (if such opinion is not required, DBS will return such amount to the holder); provided, however, that as a condition precedent to any such action by DBS, DBS shall, or shall instruct its transfer agent, if any, to, cause to be imprinted on the certificate representing those shares the appropriate legend specifying that those shares may not be transferred in a transaction which would cause those shares to be transferred to or for the account of a U.S person (as that term is defined by the provisions of Regulation S) or transferred into the United States until permitted by the provisions of Regulation S and further provided that if DBS determines, based on verifiable and demonstrable facts, which management of DBS has reasonable grounds to believe and does, in fact, believe to be true, that such transaction would be required to be registered and a prospectus delivered pursuant to the provisions of the Securities Act of 1933, as amended, and that no exemption from such registration and prospectus delivery requirements would be available, DBS may take any and all action necessary or appropriate to prevent such transfer from occurring, including, without limitation, instructing DBS' transfer agent, if any, to stop the transfer of those shares.

3.5      COVENANTS OF OTHER PARTIES

         Aside from any of their respective covenants appearing elsewhere in this Agreement, the parties to this Agreement other than Ellingham, John Ma, Angiocure, M-I and

DBS will execute all documents, papers and records, and do all other acts necessary or appropriate, to fully accomplish the transactions described herein and to also fully effectuate the intent of the parties with respect to the subject matter hereof. Peter Jensen also hereby acknowledges that the 750,000 M-I Shares which are registered in the name of Lines Overseas Management Limited ("LOM") are held in trust for Peter Jensen and others and that Peter Jensen has all necessary authority to deal with such shares including, without limitation, the authority to enter into the Escrow Agreement and to cause such shares to be deposited in escrow in accordance with the terms thereof and hereby agrees to instruct and direct LOM to deliver the certificates representing such shares to DuMoulin Black in accordance with the Order of the Honourable Madam Justice Allan dated June 22, 2001, to instruct and direct DuMoulin Black to deliver the said certificates to the Escrow Holder to be held pursuant to the Escrow Agreement and to instruct and direct LOM execute any and all agreements, instruments and other documents necessary to complete all matters contemplated by this Agreement and Escrow Agreement in respect of such 750,000 M-I Shares or the DBS Shares which may be issued in exchange therefor.

4.       REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS AND WARRANTIES OF M-I.

         In addition to any of its representations and warranties appearing elsewhere in this Agreement, M-I represents and warrants as follows:

     (a) Corporate Status. Each of M-I Vascular Innovations, Inc. and MIVI Technologies Inc. is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all necessary corporate powers to own its assets and carry on its business as now owned and operated.

     (b) Authority to Contract. The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly and validly authorized by all necessary corporate actions on the part of M-I and this Agreement constitutes a legal, valid and binding obligation of M-I enforceable against M-I in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

     (c) No Default. The consummation by M-I of the transactions contemplated herein will not result in or constitute: (i) a breach of any term or condition of this Agreement, (ii) a default or an event that, with notice or lapse of time or both, would constitute a default, breach or violation of the constating documents of M-I or any license, promissory note or other agreement, instrument or arrangement to which M-I is a party, or (iii) an event that would permit any party to terminate an agreement or to accelerate the maturity of any obligation of M-I.

     (d) Third Party Consents. There is no requirement under any Contract to give any notice to or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement.

     (e) No Court Orders. Except with respect to the Legal Action, no court orders have been made against M-I and the execution and delivery of this Agreement by M-I does not, and the consummation of the transactions contemplated herein will not, breach the terms of any order of any court.

     (f) No Regulatory Consents. There is no requirement to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority, with the exception of any relevant securities regulators, as a condition to the lawful consummation of the transactions contemplated by this Agreement.

     (g) Litigation. Except with respect to the Legal Action, there is no litigation or administrative or governmental proceeding or inquiry pending or to the knowledge of M-I threatened against or relating to M-I nor does M-I know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

     (h) Capital Structure. M-I has authorized capital consisting of 25,000,000 common shares with a par value of U.S.$0.001 per share. As at the date hereof, there were 16,347,856 common shares issued, outstanding, and fully paid. See Schedule "F" for further particulars of share capital. A list of all of the holders of all classes of securities of M-I current to the date first written above, as well as a description of the issued share capital and all outstanding options, warrants and all convertible or exchangeable securities of M-I is set out in Schedule "F". The Ma M-I Shares have been issued in accordance with all applicable corporate and securities laws, rules, regulations and policies.

     (i) No Additional Common Shares. Except as set out in Schedule "F" hereto or as made pursuant to this Agreement, no person now has any agreement or other contract for the acquisition, purchase, subscription, allotment or issuance of any common shares in M-I unless such agreements or contracts are related to financing for M-I on commercially reasonable terms.

     (j) No Transfer Restrictions. No shareholder agreement or other Contracts are in effect which affect transferability of the M-I Shares currently issued and outstanding.

     (k) Not Insolvent. M-I is neither an "insolvent person" nor a "bankrupt" as each such term is defined under the U.S. Bankruptcy Code, as amended from time to time.

     (l) Compliance with Law. M-I is in material compliance with all relevant federal, state, municipal and local laws, statutes, ordinances, bylaws and regulations, and orders, directives and decisions rendered by any regulatory authority with respect to the operations of its business and the ownership of its assets.

     (m) Insurance. M-I has in full force and effect all insurance coverage as is required by law and such insurance in the amounts and by types of coverage as is customary for businesses similar to that of M-I including, without limitation, insurance against loss or damage to its assets.

     (n) Dividends. M-I has not declared or paid any dividends of any kind or declared or made any other distribution of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital.

     (o) Sale Restrictions. M-I has not engaged in any action intended to affect the restrictions on the sale of M-I Shares.

4.2      REPRESENTATIONS AND WARRANTIES OF DBS.

         In addition to any of its representations and warranties appearing elsewhere in this Agreement, DBS represents and warrants as follows:

     (a) Corporate Status. DBS is a company duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all necessary corporate powers to own its assets and carry on its business as currently owned and operated.

     (b) Authority to Contract. The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of DBS and this Agreement constitutes a legal, valid and binding obligation of DBS enforceable against DBS in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

     (c) No Default. The consummation by DBS of the transactions contemplated herein will not result in or constitute: (i) a breach of any term or condition of this Agreement, (ii) a default or an event that, with notice or lapse of time or both, would constitute a default, breach or violation of the constating documents of DBS or any license, promissory note or other agreement, instrument or arrangement to which DBS is a party, or (iii) an event that would permit any party to terminate an agreement or to accelerate the maturity of any obligation of DBS.

     (d) Third Party Consents. There is no requirement under any Contract to give any notice to or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement.

     (e) No Court Orders. Except with respect to the Legal Action, no court orders have been made against DBS and the execution and delivery of this Agreement by DBS does not, and the consummation of the transactions contemplated herein will not, breach the terms of any order of any court.

     (f) No Regulatory Consents. There is no requirement to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority, with the exception of any relevant securities regulators, as a condition to the lawful consummation of the transactions contemplated by this Agreement.

     (g) Litigation. Except with respect to the Legal Action, there is no litigation or administrative or governmental proceeding or inquiry pending or to the knowledge of DBS threatened against or relating to DBS nor does DBS know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

     (h) Capital Structure. DBS has authorized capital consisting of 20,000,000 common shares with a par value of U.S.$0.001 per share. As at the date hereof, there were 16,665,500 common shares issued, outstanding, and fully paid and the additional common shares to be issued upon the share exchange with the M-I shareholders as set forth in Schedule "G". A list of the holders of all classes of securities of DBS current to the date first written above, as well as a description of the issued share capital and all outstanding options, warrants and all convertible or exchangeable securities of DBS is set out in Schedule "G".

     (i) No Additional Common Shares. Except as set out in Schedule "G" hereto or as made pursuant to this Agreement, no person now has any agreement or other contract for the acquisition, purchase, subscription, allotment or issuance of any common shares in DBS.

     (j) No Transfer Restrictions. No shareholder agreement or other Contracts are in effect which affect transferability of the DBS Shares currently issued and outstanding.

     (k) Not Insolvent. DBS is neither an "insolvent person" nor a "bankrupt" as each such term is defined under the U.S. Bankruptcy Code, as amended from time to time.

     (l) Compliance with Law. DBS is in material compliance with all relevant federal, state, municipal and local laws, statutes, ordinances, bylaws and regulations, and orders, directives and decisions rendered by any regulatory authority with respect to the exploitation of its business and the operations of its assets except that DBS has not filed with the United States Securities and Exchange Commission the financial statements required in connection with DBS's Form 8-K dated May 15, 2001.

     (m) Insurance. DBS has in full force and effect all insurance coverage as is required by law and such insurance in the amounts and by types of coverage as is customary for businesses similar to that of DBS including, without limitation, insurance against loss or damage to its assets.

     (n) Dividends. DBS has not declared or paid any dividends of any kind or declared or made any other distribution of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital.

     (o) Sale Restrictions. DBS has not engaged in any action intended to affect the restrictions on the sale the DBS Shares issued or to be issued in exchange for the M-I Shares.

4.3      REPRESENTATIONS AND WARRANTIES OF THE MA GROUP

         In addition to any of its representations and warranties appearing elsewhere in this Agreement, John Ma and Angiocure jointly and severally represent and warrant as follows:

         (a) Corporate Status. Angiocure is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia, and has all necessary corporate powers to own its assets and carry on its business as now owned and operated.

         (b) Authority to Contract. The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly and validly authorized by all necessary corporate actions on the part of Angiocure and this Agreement constitutes a legal, valid and binding obligation of Angiocure and John Ma enforceable against Angiocure and John Ma in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

         (c) No Default. The consummation by Angiocure and John Ma of the transactions contemplated herein will not result in or constitute: (i) a breach of any term or condition of this Agreement, (ii) a default or an event that, with notice or lapse of time or both, would constitute a default, breach or violation of the constating documents of Angiocure or any license, promissory note or other agreement, instrument or arrangement to which Angiocure or John Ma is a party, or (iii) an event that would permit any party to terminate an agreement or to accelerate the maturity of any obligation of Angiocure or John Ma.

         (d) Third Party Consents. There is no requirement under any Contract to give any notice to or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement.

         (e) No Court Orders. Except with respect to the Legal Action, no court orders have been made against Angiocure or John Ma and the execution and delivery of this Agreement by Angiocure or John Ma does not, and the consummation of the transactions contemplated herein will not, breach the terms of any order of any court.

         (f) No Regulatory Consents. There is no requirement to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority, with the exception of any relevant securities regulators, as a condition to the lawful consummation of the transactions contemplated by this Agreement.

         (g) Litigation. Except with respect to the Legal Action, there is no litigation or administrative or governmental proceeding or inquiry pending or to the knowledge of Angiocure or John Ma threatened against or relating to Angiocure or John Ma nor does Angiocure or John Ma know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

         (h) Sale Restrictions. John Ma has not engaged in any action intended to affect the restrictions on the sale of Ma M-I Shares.

4.4      REPRESENTATIONS AND WARRANTIES OF OTHER PARTIES

         In addition to any of its representations and warranties appearing elsewhere in this Agreement, the parties to this Agreement other than M-I, DBS and the Ma Group (collectively, the "OTHER PARTIES") severally and not jointly represent and warrant in respect of such themselves only as follows:

         (a) Corporate Status. If the Other Party is a corporation, it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all necessary corporate powers to own its assets and carry on its business as now owned and operated.

         (b) Authority to Contract. The execution and delivery of this Agreement and the completion of the transactions contemplated herein have been duly and validly authorized by all necessary corporate actions on the part of each of the Other Parties that is a corporation and this Agreement constitutes a legal, valid and binding obligation of each of the Other Parties enforceable against each of the Other Parties in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

         (c) No Default. The consummation by each of the Other Parties of the transactions contemplated herein will not result in or constitute: (i) a breach of any term or condition of this Agreement, (ii) a default or an event that, with notice or lapse of time or both, would constitute a default, breach or violation of the constating documents of each of the Other Parties that is a corporation or any license, promissory note or other agreement, instrument or arrangement to which each of the Other Parties is a party, or (iii) an event that would permit any party to terminate an agreement or to accelerate the maturity of any obligation of each of the Other Parties.

         (d) Third Party Consents. There is no requirement under any Contract to give any notice to or to obtain the consent or approval of, any party to such Contract relating to the consummation of the transactions contemplated by this Agreement.

         (e) No Court Orders. Except with respect to the Legal Action, no court orders have been made against each of the Other Parties and the execution and delivery of this Agreement by each of the Other Parties does not, and the consummation of the transactions contemplated herein will not, breach the terms of any order of any court.

         (f) No Regulatory Consents. There is no requirement to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority, with the exception of any relevant securities regulators, as a condition to the lawful consummation of the transactions contemplated by this Agreement.

         (g) Litigation. Except with respect to the Legal Action, there is no litigation or administrative or governmental proceeding or inquiry pending or to the knowledge of each of the Other Parties threatened against or relating to each of the Other Parties in respect of the M-I Shares or DBS Shares held by each of the Other Parties nor does each of the Other Parties know of or have reasonable grounds for believing that there is any basis for any action, proceeding, or inquiry.

         (h) Sale Restrictions. None of the Other Parties has engaged in any action intended to affect the restrictions on the sale of M-I Shares held by it or the DBS Shares issued or to be issued in exchange for the M-I Shares held by it.

5.       SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

5.1      SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES.

         All covenants, representations, warranties, certificates and agreements made by one party pursuant to this Agreement will, unless otherwise expressly stated herein, survive the closing of the transactions contemplated herein and any due diligence investigation performed at any time by or on behalf of the other parties and will continue in full force and effect for the benefit of such other parties.

6.       GENERAL

6.1      COOPERATION.

         Each party will cooperate with and assist the other to perform its obligations hereunder, which cooperation and assistance will include but not be limited to providing the other parties with all information and material in such party's care or control that the other parties reasonably require to perform their respective obligations hereunder.

6.2      COSTS.

         Each of the relevant parties will bear their own costs in connection with the transactions contemplated in this Agreement. The fees of the Escrow Holder will be paid by M-I.

6.3      COUNTERPARTS/FACSIMILE.

         This Agreement may be executed in any number of counterparts with the same effect as if all parties had all signed the same document. All counterparts will be construed together and will constitute one and the same agreement. This Agreement may be executed by the parties and transmitted by fax and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

6.4 DRAFTING AND EXECUTING PARTIES.

         Each party to this Agreement has cooperated in the drafting and preparation of this Agreement. Thus, in any construction to be made of this Agreement, the same will not be construed against any party. This Agreement is for the benefit only of those parties who have executed it (the "EXECUTING PARTIES"), and is binding on all Executing Parties irrespective of whether other intended parties have not executed it. The Executing Parties agree to amend the Consent Dismissal Order and Mutual Releases if necessary to exclude reference to any intended parties who are not Executing Parties, such amendments will be to revise such documents to properly reflect the intended consequences thereof excluding such intended parties.

6.5      ENTIRE AGREEMENT.

         This Agreement, including the Schedules hereto, constitutes the entire Agreement between the parties hereto. There are not and will not be any verbal statements, representations, warranties, undertakings or agreements between the parties and this Agreement may not be amended or modified in any respect except by written instruments signed by all of the Executing Parties.

6.6      ENUREMENT.

         This Agreement will enure to the benefit of and be binding on the respective heirs, executors, administrators, successors and permitted assigns, as the case may be, of each of the Executing Parties.

6.7      FURTHER ASSURANCES.

         The parties will execute such further assurances and other documents and instruments and do such further and other things as may be reasonably necessary to implement and carry out the intent of this Agreement.

6.8      GOVERNING LAW.

         This Agreement has been entered into and delivered and will be construed in accordance with, and governed by, the laws of the Province of British Columbia without regard to the conflict of laws, and the parties will attorn to the exclusive jurisdiction of the courts of the Province of British Columbia located in the County of Vancouver.

6.9      HEADINGS.

         The division of this Agreement into sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement.

6.10     NOTICES.

         Any notice required or permitted to be given hereunder will be in writing and may be delivered in person, by fax or by other recorded communication addressed to the respective parties at their address set forth below or such changed address or fax number as may be given by a party to the others by such written notice. Any such notice will be considered to have been given when personally delivered, or upon receipt of acknowledgement of receipt if sent by fax or other recorded communication. Any party may change its address or fax number for the purposes of this Section 6.10 by giving the other party written notice of the new address or fax number in the manner set forth above.

                  The addresses for notice purposes are as follows:

         HEATH ELLINGHAM, of 7919 Woodland Drive,
         Burnaby, B.C.

         Fax No.:  (604) 444-5883

         ANGIOCURE TECHNOLOGIES, INC.,
         ZHI-YONG MA ALSO KNOWN AS JOHN MA

         both c/o of #2600 - 700 West Georgia Street,
         Vancouver, B.C.,  V7Y 1B3

         Attention:  Kevin Woodall and Brian Canfield

         Fax No.:  (604) 661-9349

         with a copy to:

         Blake Cassels & Graydon LLP
         #2600 - 595 Burrard Street
         Vancouver, B.C.  V7X 1L3

         Fax No.:  (604) 631-3309

         Attention:  Wei Shao

         M-I VASCULAR INNOVATIONS, INC.
         MIVI TECHNOLOGIES INC.
         both c/o of Unit 1, 8765 Ash Street
         Vancouver, B.C.

         Attention:  Stephen Walters

         Fax No.:  (604) 301-9546

         With a copy to:

         Lawson Lundell
         1600 Cathedral Place
         925 West Georgia Street
         Vancouver, B.C. V6C 3L2

         Attention:  Craig Ferris and Marko Vesely

         Fax No.:  (604) 669-1620

         JAMES DAVIDSON, of 108 Alfred Street, Alexandria,
         Virginia, U.S.A.,

         Fax No.:  (604) 687-8772

         NEW PARADIGM CAPITAL, LTD.
         c/o Waterstreet Corporate Services Ltd.
         27 Reid Street, Hamilton HM11, Bermuda

         Fax No.:  (604) 687-8772

         ISAIAH CAPITAL TRUST
         LINDSAY CAPITAL CORPORATION
         both c/o Insinger Trust (Jersey) Limited
         28-30 The Parade
         St. Helier, Jersey, Channel Islands

         Fax No.:  (604) 687-8772

         With a copy to:

         DUMOULIN BLACK
         Barristers & Solicitors
         10th Floor
         595 Howe Street
         Vancouver, B.C.
         V6C 2T5

         Attention:  Kenneth W. Ball and Corey M. Dean

         Fax No.:  (604) 687-8772

         PETER JENSEN
         c/o of #2550 - 555 West Hastings Street,
         Vancouver, B.C.

         Fax No.:  (604) 684-0916

         DBS HOLDINGS INC.
         1-8765 Ash Street
         Vancouver, British Columbia V6P 6T3

         Fax No.:  (604) 301-9546

         ALLAN LINDSAY, of
         1260-999 West Hastings Street,
         Vancouver, B.C.

         Fax No.:  (604) 687-8772

         DEVLIN JENSEN, Barristers and Solicitors, of
         #2550 - 555 West Hastings Street,
         Vancouver, B.C.

         Fax No.:  (604) 684-0916

         DR. ROBERT IAN GORDON BROWN, of
         245 East Columbia Street, Suite 102, New Westminster, B.C.

         Fax No.:  (604) 687-8772

         PEDRO MARCOS TOSETTI also known as KITO TOSETTI, of
         Unit 80, 3031 Williams Road, Richmond, B.C.

         Fax No.:  (604) 687-8772

6.11     SEVERABILITY.

         If any one or more provisions of this Agreement is invalid, illegal or found to be unenforceable (by a court from which there is no appeal, or no appeal is taken in any jurisdiction) for any reason whatsoever, the validity, legality or enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction, and the unenforceability will not affect the validity, legality or enforceability of the remaining provisions of the Agreement, and the unenforceable, illegal or invalid provision or provisions will be severable from the remainder of this Agreement, provided that this severance does not alter the basic structure of this Agreement. In such event, the parties will renegotiate this Agreement in good faith, but should such negotiations not result in a new agreement within 90 days of the initiation of such negotiations, then this Agreement may be terminated by either party by 30 days written notice to the other party.

6.12     TIME OF THE ESSENCE.

         Time will be of the essence of this Agreement and the transactions contemplated hereby.

6.13     WAIVER.

         No provision of this Agreement will be deemed to be waived unless such waiver is in writing. Any waiver of any default by any party hereto in the observance or of the performance of any part of this Agreement will not extend to or be taken in any manner to affect any other default.

6.14     LEGAL AND TAX ADVICE.

         Each of the parties hereto covenants, agrees and acknowledges that each of them was fully and plainly instructed to seek and obtain independent legal and tax advice regarding the terms and conditions and execution of this Agreement and each of them has sought and obtained such legal and tax advice and acknowledges that each has executed this Agreement voluntarily understanding the nature and effect of this Agreement after receiving such advice.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date and year first written above as to himself or itself alone and without responsibility for acts, omissions, obligations or statements of any other party hereto except as otherwise provided herein.

SIGNED, SEALED and DELIVERED by             )
HEATH ELLINGHAM in the presence of:         )
                                            )
                                            )
--------------------------------------------) "HEATH ELLINGHAM"
Name                                        ) -----------------------
                                            ) HEATH ELLINGHAM
--------------------------------------------)
Address                                     )
                                            )
--------------------------------------------)
                                            )
--------------------------------------------)
Occupation                                  )

SIGNED, SEALED and DELIVERED by             )
ZHI-YONG MA in the presence of:             )
                                            )
                                            )
--------------------------------------------) "ZHI-YONG MA"
Name                                        ) -----------------------
                                            ) ZHI-YONG MA
--------------------------------------------)
Address                                     )
                                            )
--------------------------------------------)
                                            )
--------------------------------------------)
Occupation                                  )



                                              ANGIOCURE TECHNOLOGIES INC.

                                              Per:   "ZHI-YONG MA"
                                                     ---------------------------
                                                     Authorized Signatory

                                              M-I VASCULAR INNOVATIONS, INC.

                                              Per:   "Stephen Walters"
                                                     ---------------------------
                                                     Authorized Signatory

                                              MIVI TECHNOLOGIES INC.

                                              Per:             "-"
                                                     ---------------------------
                                                     Authorized signatory

                                              DBS HOLDINGS INC.

                                              Per:   "Stephen Walters"
                                                     ---------------------------
                                                     Authorized Signatory

SIGNED, SEALED and DELIVERED by            )
JAMES DAVIDSON in the presence of:         )
                                           )
                                           )
-------------------------------------------)
Name                                       )  "James Davidson"
                                           )  -----------------------------
                                           )  JAMES DAVIDSON
-------------------------------------------)
Address                                    )
                                           )
-------------------------------------------)
                                           )
-------------------------------------------)
Occupation                                 )

                                              NEW PARADIGM CAPITAL, LTD.


                                              Per:   "James Davidson"
                                                     ---------------------------
                                                     Authorized Signatory

                                              ISAIAH CAPITAL TRUST

                                              Per:   "Kate Berry"
                                                     ---------------------------

                                                     "C. Simpson"
                                                     ---------------------------
                                                     Authorized Signatory

                                              LINDSAY CAPITAL CORPORATION

                                              Per:   "Kate Berry"
                                                     ---------------------------

                                                     "C. Simpson"
                                                     ---------------------------
                                                     Authorized Signatory

SIGNED, SEALED and DELIVERED by         )
PETER JENSEN in the presence of:        )
                                        )
                                        )
                                        )
----------------------------------------)
Name                                    )  "Peter Jensen"
                                        )  ----------------------
                                        )  PETER JENSEN
----------------------------------------)
Address                                 )
                                        )
----------------------------------------)
                                        )
----------------------------------------)
Occupation                              )



SIGNED, SEALED and DELIVERED by         )
ALLAN LINDSAY in the presence of:       )
                                        )
                                        )
                                        )
----------------------------------------)
Name                                    )  "Allan Lindsay"
                                        )  ----------------------
                                        )  ALLAN LINDSAY
----------------------------------------)
Address                                 )
                                        )
----------------------------------------)
                                        )
----------------------------------------)
Occupation                              )



                                           DEVLIN JENSEN

                                           Per:   "Peter Jensen"
                                                  ------------------------------
                                                  Authorized Signatory

SIGNED, SEALED and DELIVERED by         )
DR. ROBERT IAN GORDON                   )
BROWN in the presence of:               )
                                        )
                                        )
----------------------------------------)
Name                                    )   "Dr. Robert Ian Gordon Brown"
                                        )   ---------------------------------
                                        )   DR. ROBERT IAN GORDON BROWN
----------------------------------------)
Address                                 )
                                        )
----------------------------------------)
                                        )
----------------------------------------)
Occupation                              )



SIGNED, SEALED and DELIVERED by         )
PEDRO MARCOS TOSETTI in the             )
presence of:                            )
                                        )
                                        )
                                        )
----------------------------------------)
Name                                    )   "Pedro Marcos Tosetti"
                                        )   ---------------------------------
                                        )   PEDRO MARCOS TOSETTI
----------------------------------------)
Address                                 )
                                        )
----------------------------------------)
                                        )
----------------------------------------)
Occupation                              )

                                  SCHEDULE "F"
                    DESCRIPTION OF OUTSTANDING M-I SECURITIES

DESCRIPTION OF        NUMBER ISSUED AND             EXERCISE PRICE                  EXPIRY DATE
SECURITY                OUTSTANDING                (IF APPLICABLE)               (IF APPLICABLE)
--------                -----------                ---------------               ---------------
Common shares            16,347,856                       N/A                           N/A
Warrants                   381,800                     U.S.$1.25                  April 30, 2002
                                                       U.S.$1.50                  April 30, 2003

                                  SCHEDULE "G"
                    DESCRIPTION OF OUTSTANDING DBS SECURITIES


DESCRIPTION OF                         NUMBER ISSUED AND             EXERCISE PRICE             EXPIRY DATE
SECURITY                                 OUTSTANDING                (IF APPLICABLE)            (IF APPLICABLE)
--------                                 -----------                ---------------            ---------------
Common shares (1)                          16,665,500                   N/A                          N/A

Warrants (2)                                2,560,000                 U.S.$1.25                 April 30, 2002

                                                                      U.S.$1.50                 April 30, 2003

         Warrants                             748,333                 U.S.$4.00             Nov. 30, 2001 (713,333)

                                                                                            Dec. 27, 2001 (25,000)

                                                                                             Jan. 2, 2002 (10,000)

         Warrants                           1,133,333                 U.S.$1.50                  June 14, 2003

         Options                              260,000                 U.S.$0.55           5 years from date of grant

         Options                            2,500,000                 U.S.$1.00            2 to 5 years from date of
                                                                                                     grant

         Options                            1,750,000                 U.S.$1.20           7 years from date of grant


(1) An additional 5,500,000 shares are issued and outstanding, but are held in treasury and will be cancelled. Up to an additional 7,337,856 to be issued upon the share exchange with remaining M-I Shareholders.

(2) Up to an additional 381,800 Warrants to be issued upon exchange of M-I Warrants upon the exchange with the M-I Warrantholders. Exercise Prices and Expiry Dates to be same as M-I Warrants for which they are exchanged. See Schedule "F".

                                      NUMBER APPROVED
DESCRIPTION OF                        BY BOARD -  NOT               EXERCISE PRICE                 EXPIRY DATE
SECURITY                                YET ISSUED                  (IF APPLICABLE)              (IF APPLICABLE)
--------                              --------------               ---------------              ---------------
Common shares                             75,000                         N/A                          N/A